UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2011

Footstar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11681	22-3439443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard, Mahwah, New Jersey		07430
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 934-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FOOTSTAR, INC. OWNERSHIP LIMITATION

FOOTSTAR, INC. (THE “COMPANY”) HAS A SHAREHOLDER RIGHTS AGREEMENT, WHICH CONTAINS PROVISIONS THAT PROHIBIT ANY PERSON OR GROUP FROM ACQUIRING BENEFICIAL OWNERSHIP OF MORE THAN 4.75 PERCENT OF THE COMPANY’S COMMON STOCK WITHOUT ITS PRIOR CONSENT AND AS FURTHER PROVIDED THEREIN.

The Rights Agreement (the “Rights Plan”), dated as of March 8, 1999, between the Company and Mellon Investor Services LLC, as Rights Agent, was filed as Exhibit 1 to the Company’s Form 8-A filed with the Securities and Exchange Commission (the “SEC”) on March 9, 1999. The Rights Plan was amended by Amendment No. 1 to the Rights Plan, dated as of May 31, 2002, which was filed as Exhibit 2 to the Company’s Form 8-A/A filed with the SEC on June 4, 2002. The Rights Plan was additionally amended by Amendment No. 2 to the Rights Plan, dated as of February 4, 2009, which was filed as Exhibit 4.1 to the Company’s Form 8-K filed on February 4, 2009.

Item 1.01                      Entry into a Material Definitive Agreement.

The disclosure under Item 2.01 below is incorporated herein by reference.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On April 5, 2011, the Company completed the acquisition of CPEX Pharmaceuticals, Inc. (“CPEX”) through the merger of FCB I Acquisition Corp., the Company’s indirectly, majority owned merger subsidiary (“Merger Sub”), with and into CPEX (the “Merger”) pursuant to the Agreement and Plan of Merger dated as of January 3, 2011 by and among the FCB I Holdings Inc. (“NewCo”), Merger Sub and CPEX. As a result of the Merger, CPEX became an indirectly, majority owned subsidiary of the Company.

Merger Sub is a wholly owned subsidiary of NewCo, which is owned 80.5% by Footstar Corporation, a Texas corporation (“Footstar Corp”), and 19.5% by an unaffiliated investment holding company (the “19.5% Shareholder”). Footstar Corp is a wholly owned subsidiary of the Company. In exchange for their respective 80.5% and 19.5% ownership of NewCo, Footstar Corp and the 19.5% Shareholder provided approximately $3.2 million and approximately $0.8 million, respectively, in equity financing to fund the Merger.

At the effective time and as a result of the Merger, each share of common stock of CPEX issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any stockholder of CPEX who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the Delaware General Corporation Law and shares owned by CPEX as treasury stock or by NewCo or any subsidiary of either CPEX or NewCo, was automatically cancelled and converted into the right to receive $27.25 in cash, without interest and less any applicable withholding taxes. Upon the effective time of the Merger, holders of CPEX common stock immediately prior to the effective time ceased to have any rights as stockholders of CPEX (other than the right to receive $27.25 in cash, without interest, and if exercised in accordance with Delaware General Corporation Law, appraisal rights).

Immediately prior to the effective time of the Merger, each outstanding unvested and non-exercisable stock option of CPEX became fully vested and exercisable. As of the effective time of the Merger, each outstanding stock option outstanding immediately prior to the effective time was cancelled in exchange for the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) the excess, if any, of $27.25 over the per share exercise price for such stock option and (ii) the total number of shares underlying such stock option. Immediately prior to the effective time of the Merger, each outstanding restricted stock unit of CPEX became fully vested and cancelled in exchange for the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) $27.25 and (ii) the total number of shares underlying such restricted stock unit.

On April 5, 2011, in connection with the Merger, FCB I LLC (“Borrower”), a wholly owned subsidiary of Merger Sub which became a wholly owned subsidiary of CPEX upon Merger Sub's merger with and into CPEX, borrowed approximately $64 million under that certain Loan Agreement dated as of January 3, 2011 (the “Term Loan Agreement”), by and among Borrower, The Bank of New York Mellon, as Agent, and certain Lenders from time to time party thereto, in the form of a secured term loan to Borrower. The term loan under the Term Loan Agreement bears interest at “LIBOR” plus 16% per annum and matures on the earlier of January 3, 2026 or the date any of CPEX’s patents that are associated with Testim, a topical testosterone gel, expire, and contains customary events of default for loans of such nature.

On April 5, 2011, in connection with the Merger, Footstar Corp made a $3 million bridge loan to NewCo under that certain Loan Agreement dated as of April 5, 2011 (the “Footstar Loan Agreement”), by and between NewCo and Footstar Corp.  The loan bears interest at 20% per annum and provides for a fee of 3% of the principal amount (less accrued interest) payable to Footstar, due upon repayment of the loan. The bridge loan matures on April 9, 2011. The bridge loan under the Footstar Loan Agreement contains customary events of default for loans of such nature.

On April 5, 2011, in connection with the Merger, Black Horse Capital LP and Black Horse Capital Master Fund Ltd. (together, “Black Horse”) made a $10 million bridge loan to NewCo under that certain Loan Agreement dated as of April 5, 2011 (the “Black Horse Loan Agreement”), by and between Black Horse and NewCo.  The bridge loan under the Black Horse Loan Agreement has substantially the same terms as the bridge loan under the Footstar Loan Agreement.

The foregoing description of the terms set forth in the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on January 6, 2011 and is incorporated herein by reference.

The foregoing description of the terms set forth in the Term Loan Agreement, Footstar Loan Agreement and Black Horse Loan Agreement are qualified in their entirety by reference to the Term Loan Agreement, Footstar Loan Agreement and Black Horse Loan Agreement, copies of which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 2.01 above is incorporated herein by reference.

Item 8.01                      Other Events.

On April 5, 2011, the Company issued a press release announcing, among other things, the completion of the Merger.  A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated into this report by reference.

Item 9.01                       Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial statements required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Document
2.1
Agreement and Plan of Merger, dated as of January 3, 2011, by and among CPEX Pharmaceuticals, Inc., FCB I Holdings Inc. and FCB I Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2011).

10.1	Loan Agreement, dated as of January 3, 2011, by and among FCB I LLC, The Bank of New York Mellon, as Agent, and the Lenders from time to time party thereto. *

10.2	Bridge Loan Agreement, dated as of April 5, 2011, by and between FCB I Holdings Inc. and Footstar Corporation. *

10.3	Bridge Loan Agreement, dated as of April 5, 2011, by and among FCB I Holdings Inc., Black Horse Capital LP and Black Horse Capital Master Fund Ltd. *

99.1	Press release issued on April 5, 2011 by Footstar, Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FOOTSTAR, INC.

Dated: April 6, 2011	By:	/s/ Jonathan M. Couchman
		Name:	Jonathan M. Couchman
		Title:	President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
2.1
Agreement and Plan of Merger, dated as of January 3, 2011, by and among CPEX Pharmaceuticals, Inc., FCB I Holdings Inc. and FCB I Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2011).

10.1	Loan Agreement, dated as of January 3, 2011, by and among FCB I LLC, The Bank of New York Mellon, as Agent, and the Lenders from time to time party thereto. *

10.2	Bridge Loan Agreement, dated as of April 5, 2011, by and between FCB I Holdings Inc. and Footstar Corporation. *

10.3	Bridge Loan Agreement, dated as of April 5, 2011, by and among FCB I Holdings Inc., Black Horse Capital LP and Black Horse Capital Master Fund Ltd. *

99.1	Press release issued on April 5, 2011 by Footstar, Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.